Exhibit 10.1

CONSENT AGREEMENT

THIS CONSENT AGREEMENT (this “Agreement”) dated as of May 9, 2022, related to the Credit Agreement referenced below is by and among ADAPTHEALTH INTERMEDIATE HOLDCO LLC, a Delaware limited liability company (“Intermediate Holdings”), ADAPTHEALTH LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto, and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Credit Agreement dated as of January 20, 2021 (as amended, restated, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, Intermediate Holdings, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent and Collateral Agent; and

WHEREAS, the Borrower has informed the Lenders that (a) the board of directors of AdaptHealth Corp. has authorized the repurchase of shares of its Capital Stock pursuant to terms and conditions determined by the board of directors in good faith by written consent dated as of the date hereof (the “2022 Repurchase Transactions”) and (b) in order to fund the 2022 Repurchase Transactions, the Loan Parties intend to make Restricted Payments to AdaptHealth Corp. from time to time on or after the Effective Date in an aggregate amount not to exceed $200,000,000 (the “Specified Distributions”).

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.            Consent to Specified Distributions. Notwithstanding anything to the contrary in the Credit Agreement (including Section 8.6 of the Credit Agreement), the Required Lenders hereby consent (a) to the Specified Distributions and (b) agree that the calculation of Excess Cash Flow shall be reduced by the amount of Specified Distributions made in any applicable period. This consent is a one-time consent and shall be automatically and irrevocably effective only in this specific instance.

3.            Conditions Precedent. This Agreement shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrative Agent of executed counterparts of this Agreement properly executed by an Authorized Officer of each Loan Party, the Required Lenders and the Administrative Agent.

4.            Agreement is a “Loan Document”. This Agreement is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Agreement.

5.            Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, immediately after giving effect to this Agreement, (a) the representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as of such earlier date, and (b) no event has occurred and is continuing which constitutes an Event of Default or a Default.

6.            Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents, agreements and instruments executed in connection with this Agreement do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.            Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Agreement and all documents, agreements and instruments executed in connection with this Agreement do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.            No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.            Counterparts/Facsimile. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

10.          Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

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2

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	ADAPTHEALTH LLC,
a Delaware limited liability company

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS:	ACTIVSTYLE, LLC, a Minnesota limited liability company
ADAPTHEALTH INTERMEDIATE HOLDCO LLC, a Delaware limited liability company
ADAPTHEALTH - MISSOURI LLC, a Missouri limited liability company
ADAPTHEALTH NEW ENGLAND LLC, a Delaware limited liability company
ADAPTHEALTH PATIENT CARE SOLUTIONS LLC, a Pennsylvania limited liability company
ADVOCATE MEDICAL SERVICES, LLC a Florida limited liability company
AIRCARE HOME RESPIRATORY, LLC, a California limited liability company
ALL AMERICAN HOME AID, LLC, a Massachusetts limited liability company
AMERICAN ANCILLARIES, INC., a Nevada corporation
AMERICOAST MARYLAND LLC, a Delaware limited liability company
ASSOCIATED HEALTHCARE SYSTEMS, INC., a New York corporation
BENNETT MEDICAL SERVICES LLC, a Nevada limited liability company
BRADEN PARTNERS, L.P., a California limited partnership
CHAMPLAIN VALLEY BRACE AND LIMB, L.L.C., a New York limited liability company
CHOICE MEDICAL HEALTH CARE, LLC, an Illinois limited liability company
CLEARVIEW MEDICAL INCORPORATED, a Texas corporation

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	CPAP2ME, INC., a Delaware corporation
DM ACQUISITION SUB LLC, a Delaware limited liability company
FAMILY HOME MEDICAL SUPPLY LLC, a Pennsylvania limited liability company
FAMIL SUPPLY, LLC, a North Carolina limited liability company
FIRST CHOICE DME LLC, a Delaware limited liability company
FIRST CHOICE HOME MEDICAL EQUIPMENT, LLC, a Delaware limited liability company
FLORIDA HOME MEDICAL SUPPLY, LLC, a Florida limited liability company
GOULD’S DISCOUNT MEDICAL, LLC, a Kentucky limited liability company
HALPRIN, INCORPORATED, a New York corporation HEALTH SOLUTIONS LLC, a Pennsylvania limited liability company
HEALTHLINE MEDICAL EQUIPMENT, LLC, a Texas limited liability company
HOME MEDICAL EXPRESS, INC., an Illinois corporation
HOME MEDISERVICE, LLC, a Maryland limited liability company
HOME WELLNESS, LLC, a New Jersey limited liability company
HOMETOWN HOME HEALTH, LLC, a Delaware limited liability company
HUEY’S HOME MEDICAL, LLC, a Delaware limited liability company
J.M.R. MEDICAL, LLC, a Delaware limited liability company
LMI DME HOLDINGS LLC, a Delaware limited liability company
M.A.R.Y. MEDICAL, LLC, a California limited liability company

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	MED STAR SURGICAL & BREATHING EQUIPMENT INC., a New York corporation MED WAY MEDICAL, INC., a Utah corporation MED-EQUIP, INC., a Pennsylvania corporation MEDBRIDGE HOME MEDICAL LLC, a Delaware limited liability company
MEDIDEX LLC, a Missouri limited liability company MEDSTAR HOLDINGS LLC, a Delaware limited liability company
NRE HOLDING LLC, a Delaware limited liability company
OCEAN HOME HEALTH OF PA LLC, a Pennsylvania limited liability company
OCEAN HOME HEALTH SUPPLY LLC, a New Jersey limited liability company
OGLES OXYGEN, LLC, a South Carolina limited liability company
ORBIT MEDICAL OF PORTLAND, INC., a Utah corporation
PAL-MED, LLC, a South Carolina limited liability company
PALMETTO OXYGEN, LLC, a South Carolina limited liability company
PPS HME HOLDINGS LLC, a Delaware limited liability company
PPS HME LLC, a Delaware limited liability company RELY MEDICAL SUPPLY, LLC, a Colorado limited liability company
ROBERTS HOME MEDICAL, LLC, a Maryland limited liability company
ROYAL MEDICAL SUPPLY INC., a New Jersey corporation

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	SENIOR CARE SERVICE, LLC, a Colorado limited liability company
SKORO ENTERPRISES, LLC, a Texas limited liability company
SLEEPEASY THERAPEUTICS, INC., a North Dakota corporation
SLEEP THERAPY, LLC, a Minnesota limited liability company
SOLARA HOLDINGS, LLC, a Delaware limited liability company
SOLARA INTERMEDIATE, LLC, a Delaware limited liability company
SOLARA MEDICAL SUPPLIES, LLC, a California limited liability company
SOUND OXYGEN SERVICE LLC, a Washington limited liability company
TOTAL RESPIRATORY, LLC, a Delaware limited liability company
TRICOUNTY MEDICAL EQUIPMENT AND SUPPLY, LLC, a Pennsylvania limited liability company
VERUS HEALTHCARE LLC, a Delaware limited liability company
VERUS HEALTHCARE, INC., a Delaware corporation

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	AEROCARE HOLDINGS LLC, a Delaware limited liability company
ACCUCARE MEDICAL EQUIPMENT, LLC, an Oklahoma limited liability company
AEROCARE HOME MEDICAL EQUIPMENT, INC., a Missouri corporation
AEROCARE HOME MEDICAL EQUIPMENT, INC., a Texas corporation
AEROCARE HOME MEDICAL, INC., a Texas corporation
AEROCARE, INC., a Nevada corporation
AEROCARE PHARMACY, INC., a Texas corporation ALL AMERICAN OXYGEN, INC., a Kentucky corporation
ALLCARE, INC., a Colorado corporation
BEACON RESPIRATORY SERVICES, INC., a Delaware corporation
CARE PLUS OXYGEN, INC., a Pennsylvania corporation
AEROCARE EXPRESS MEDICAL, LLC, a Delaware limited liability company
EXPRESS MEDICAL SUPPLY, LTD., a Texas limited partnership
FREEDOM RESPIRATORY, INC., a Virginia corporation
HOME RESPIRATORY SOLUTION’S, INC., a Florida corporation
PAUL HOME OXYGEN SERVICES, INC., a Colorado corporation
PROMISE MEDICAL, INC., a Texas corporation
SOUTHERN HOME RESPIRATORY & EQUIPMENT, INC., a Virginia corporation

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	THE 3700 COMPANY, L.L.C., a Colorado limited liability company
TWIN RIVERS RESPIRATORY CARE, INC., an Arkansas corporation
SUNBELT MEDICAL SUPPLY & OXYGEN, INC., a Florida corporation
PHARMACY, INC. KENTUCKY, a Kentucky corporation
PHARMACY, INC., a Delaware corporation
BEACON RESPIRATORY SERVICES OF GEORGIA, INC., a Delaware corporation
LOVELL MEDICAL SUPPLY, INC., a North Carolina corporation
TRINITY HEALTHCARE OF WINSTON-SALEM, INC., a Georgia corporation
M. DAVIS MANAGEMENT, INC., a Florida corporation OXYGEN & SLEEP ASSOCIATES, INC., a Tennessee corporation
ALL AMERICAN MEDICAL SERVICES, INC., a Florida corporation
CHARLOTTE RESPIRATORY SOLUTIONS INC., a North Carolina corporation
AEROCARE EMPLOYEE BENEFITS, INC., a Florida corporation
LAMAR, LLC, a Florida limited liability company SKINNY LLC, a Florida limited liability company RESPIRATORY HOME CARE OF BRISTOL, LLC, a Tennessee limited liability company
GUARDIAN MEDICAL INC, a Florida corporation DESLOGE HOME OXYGEN AND MEDICAL EQUIPMENT, INC., a Florida corporation
RELIABLE MEDICAL OF CONWAY, LLC, a South Carolina limited liability company
RELIABLE MEDICAL EQUIPMENT, LLC, a South Carolina limited liability company
PATIENTS FIRST MEDICAL EQUIPMENT OF
SPARTANBURG, LLC, a South Carolina limited liability company

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	HOMETOWN RESPIRATORY CONSULTANTS, INC., a Tennessee corporation
LOUISVILLE O 2, INC., a Kentucky corporation
TRIAD RESPIRATORY SOLUTIONS, INC., a North Carolina corporation
BIRD & BEAR MEDICAL, INC., an Arkansas corporation
CPAPSUPPLY.COM, INC., a Texas corporation
THE OXYGEN COMPANY, INC., a Virginia corporation
GEORGIA HOME MEDICAL, INC., a Georgia corporation
GEORGIA HOME MEDICAL - COLUMBUS, INC., a Georgia corporation
EDGE MEDICAL SUPPLY, L.L.C., a Texas limited liability company
BJ’S WHEELCHAIR SERVICE, INC., a Texas corporation
T C MEDICAL SUPPLY, LLC, a Florida limited liability company
MCFARLAND GROUP, INC., a Tennessee corporation
ATLANTIC MEDICAL SUPPLY, INC., a Florida corporation
TOTAL HOMECARE CORPORATION, a Virginia corporation
ADMECO, INC., a Florida corporation
RESPRACARE, INC., a North Carolina corporation
MATRIX MEDICAL, LLC, a Florida limited liability company
F1RST CHOICE IN-HOMECARE, INC., a Virginia corporation
AMERICAN PREFERRED HOME MEDICAL, L.L.C., a Texas limited liability company
DREAM CARE OF VIRGINIA, LLC, a Virginia limited liability company
SOUTHERN NEVADA OXYGEN, INC., a Nevada corporation

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	CARMICHAELS HOME MEDICAL EQUIPMENT, INC., a Georgia corporation
LOOKOUT MEDICAL SERVICES, INC., a Tennessee corporation
RESP-I-CARE, INC., a Tennessee corporation
HEALTH PRODUCTS PLUS, INC., a Georgia corporation
HOME NURSING CARE, INC., a Virginia corporation CHOICE RESPIRATORY & MEDICAL EQUIPMENT, INC., a Virginia corporation
ATLANTIC MEDICAL, INC., a Virginia corporation CLAY HOME MEDICAL, INC., a Virginia corporation AMERI-QUIPT OF NORTH CAROLINA, INC., a North Carolina corporation
AIRCARE HOME MEDICAL, INC., a Kentucky corporation
AMERICAN HOME MEDICAL, INC., a Florida corporation
FIRST CHOICE MEDICAL EQUIPMENT, INC., an Illinois corporation
LOFTIS HOME MEDICAL, LLC, a North Carolina limited liability company
MADISON COUNTY MEDICAL EQUIPMENT, INC., an Iowa corporation
LEHIGH VALLEY RESPIRATORY CARE - LANCASTER, INC., a Pennsylvania corporation PEACH HOME HEALTH CARE, INC., a Georgia corporation
MEDWAY MEDICAL EQUIPMENT, LLC, a Texas limited liability company
MME II, LLC, a Texas limited liability company
PREMIER HOME CARE, INC., a Kentucky corporation FLORIDA HOME CAIR, INC., a Florida corporation

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	LCM MEDICAL, INC., a Florida corporation
BESTMED RESPIRATORY, INC., an Iowa corporation BUYPAPUSA.COM, INC., an Oregon corporation HURST MEDICAL EQUIPMENT, INC., a West Virginia corporation
PARRISH HOME MEDICAL, INC., a South Carolina corporation
QUALITY RESPI-CARE, INC., a Georgia corporation MEDICAL NECESSITIES AND SERVICES, LLC, a Tennessee limited liability company
KENTUCKY MEDICAL SUPPLY, INC., a Kentucky corporation
AUSTIN RESPIRATORY EQUIPMENT, INC., a Florida corporation
HOME CARE MEDICAL, INC., a Wisconsin corporation CORNERSTONE MEDICAL SERVICES OF COLUMBUS LLC, an Ohio limited liability company CORNERSTONE MEDICAL SERVICES -- MIDWEST, LLC, an Ohio limited liability company
LEGACY MEDICAL LLC, an Ohio limited liability company
HEARTLAND MEDICAL EQUIPMENT, INC., a Missouri corporation
B-PHARM, INC., a Missouri corporation
GME MEDICAL SUPPLY, INC., a Virginia corporation TRICOREX, INC., a Missouri corporation
GRACE MEDICAL, INC., a Florida corporation WOLF INDUSTRIES, INC., a Mississippi corporation GRACE HEALTHCARE DME INC., a Mississippi corporation
GRACE HEALTHCARE, INC., a Mississippi corporation

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	GRACE HEALTHCARE INTERNET SALES, INC., a Mississippi corporation
GRACE HEALTHCARE MEDICAL, INC., a Mississippi corporation
GRACE MEDICAL EQUIPMENT INC, an Alabama corporation
GRACE HEALTHCARE INCORPORATED, a Louisiana corporation
MISSISSIPPI HMA DME, LLC, a Mississippi limited liability company
PRATTVILLE MEDICAL EQUIPMENT INC., an Alabama corporation
MONTGOMERY MEDICAL SUPPLY, INC., an Alabama corporation
MEDLOGIC BIRMINGHAM INC., an Alabama corporation
MEDLOGIC ANNISTON INC, an Alabama corporation MEDICAL LOGIC, INC., an Alabama corporation MEDICAL LOGIC FT. WALTON, INC., an Alabama corporation
BREATHE GRACE MEDICAL SUPPLY, LLC, a Maryland limited liability company
VITACARE, L.L.C. an Oklahoma limited liability company
ABC MEDICAL, LLC, a South Carolina limited liability company
MEDHOME SPECIALTY SERVICES, LLC, a Mississippi limited liability company
OURS CORPORATION, an Illinois corporation
IV CARE, LLC, a Missouri limited liability company ROCKY MOUNTAIN MEDICAL EQUIPMENT, INC., a Colorado corporation
ROCKY MOUNTAIN MEDICAL EQUIPMENT LLC, a Colorado limited liability company
MAJOR MEDICAL SUPPLY, LLC, a Colorado limited liability company
MAJOR MEDICAL SUPPLY OF DENVER, LLC, a Colorado limited liability company

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	MAJOR MEDICAL SUPPLY OF FORT COLLINS, LLC, a Colorado limited liability company
MAJOR MEDICAL SUPPLY OF BRIGHTON LLC, a Colorado limited liability company
MAJOR MEDICAL SUPPLY OF COLORADO SPRINGS LLC, a Colorado limited liability company MAJOR MEDICAL SUPPLY OF GREELEY LLC, a Colorado limited liability company
PVHS HOME MEDICAL SUPPLY, LLC, a Colorado limited liability company
COMMUNITY MEDICAL SUPPLY, INC., an Iowa corporation
OXYGEN ONE, INC., a Wisconsin corporation QUALITY MEDICAL SERVICES, INC., an Iowa corporation
MANOR RESPIRATORY CARE, INC., a Tennessee corporation
SPECIALIZED MEDICAL DEVICES, INC., an Alabama corporation
DESERT RIDGE REHABILITATION & HEALTH CENTER LLC, an Arizona limited liability company THH ACQUISITION LLC I, a Delaware limited liability company
AIRWAY OXYGEN, INC., a Michigan corporation BHS, INC., a Kentucky corporation
HUB’S HOME OXYGEN & MEDICAL SUPPLIES, INC., a Pennsylvania corporation
CRESSCARE MEDICAL, INC., a Pennsylvania corporation
BLUEGRASS OXYGEN, INC., a Kentucky corporation NEW ENGLAND HOME MEDICAL EQUIPMENT, LLC, a Massachusetts limited liability company

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	DIABETES SUPPLY CENTER OF THE MIDLANDS, LLC, a Nebraska limited liability company
LEGACY HOMEMEDICAL LLC, a Utah limited liability company
PINNACLE MEDICAL SOLUTIONS, LLC, a Mississippi limited liability company
DIABETES MANAGEMENT AND SUPPLIES, L.L.C., a Louisiana limited liability company
DIABETES MANAGEMENT PHARMACY, L.L.C., a Louisiana limited liability company
ABSOLUTE RESPIRATORY CARE, LLC, a Delaware limited liability company
ACCESS MEDICAL, LLC, a Michigan limited liability company
ADAPTHEALTH MINNESOTA LLC, a Minnesota limited liability company
AGILE MEDICAL, LLC, a Pennsylvania limited liability company
AGILIS MED HOLDINGS, LLC, a Delaware limited liability company
AMERICA’S HEALTH CARE AT HOME, LLC, a Delaware limited liability company
BRADLEY DME, LLC, a Tennessee limited liability company
BUFFALO WHEELCHAIR, INC., a New York corporation
CAPE MEDICAL SUPPLY, LLC, a Delaware limited liability company
ELLIS HOME OXYGEN & MEDICAL EQUIPMENT, INC., a Virginia corporation
HEALTH COMPLEX MEDICAL, LLC, a Delaware limited liability company

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

GUARANTORS (CONTINUED):	HEALTHY LIVING MEDICAL SUPPLY, LLC, a Michigan limited liability company
LIFEHME, INC., a South Carolina corporation OLYMPIA RESPIRATORY SERVICES, LLC, a Washington limited liability company
OXYGEN SUPPLY SHOP L.L.C., a New Jersey limited liability company
PROVIDER PLUS, INC., a Missouri corporation QUALITY HOME MEDICAL, INC., a South Carolina corporation
SPIRO HEALTH SERVICES, LLC, a Delaware limited liability company
TMS VT, LLC, a Delaware limited liability company VERIO HEALTHCARE, INC., a California corporation WECARE MEDICAL, LLC, a Kentucky limited liability company
WECARE MEDICAL SOMERSET, LLC, a Kentucky limited liability company
RESPIRATORY SERVICES OF WESTERN NEW YORK, INC., a New York corporation

	By:	/s/ Christopher J. Joyce
	Name:	Christopher J. Joyce
	Title:	Vice President and Secretary

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ADAPTHEALTH LLC CONSENT AGREEMENT

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK

	By:	/s/ Brian Walsh
	Name:	Brian Walsh
	Title:	Director

ADAPTHEALTH LLC CONSENT AGREEMENT

LENDERS:	REGIONS BANK

	By:	/s/ Brian Walsh
	Name:	Brian Walsh
	Title:	Director

CITIZENS BANK, N.A.

	By:	/s/ Mark Guyeski
	Name:	Mark Guyeski
	Title:	Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION

	By:	/s/ John McChesney
	Name:	John McChesney
	Title:	Director, VP

JPMORGAN CHASE BANK, N.A.

	By:	/s/ David Hyman
	Name:	David Hyman
	Title:	Executive Director

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Tanille Ingle
	Name:	Tanille Ingle
	Title:	Vice President

TRUIST BANK

	By:	/s/ Anton Brykalin
	Name:	Anton Brykalin
	Title:	Director

FIRST-CITIZENS BANK & TRUST COMPANY (successor by merger to CIT Bank, N.A.)

	By:	/s/ Andres Alev
	Name:	Andres Alev
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Vice President

	By:	/s/ Ian Dorrington
	Name:	Ian Dorrington
	Title:	Managing Director

ADAPTHEALTH LLC CONSENT AGREEMENT

LENDERS (CONTINUED):	HANCOCK WHITNEY BANK

	By:	/s/ Megan Brearey
	Name:	Megan Brearey
	Title:	Senior Vice President

ROYAL BANK OF CANADA

	By:	/s/ Mustafa Topiwalla
	Name:	Mustafa Topiwalla
	Title:	Authorized Signatory

M&T BANK, successor by merger to PEOPLE’S UNITED BANK, N.A.

	By:	/s/ Donna J. Emhart
	Name:	Donna J. Emhart
	Title:	Senior Vice President

BANCALLIANCE INC

	By:	Alliance Partners LLC, its Attorney-in Fact

	By:	/s/ John Gray
	Name:	John Gray
	Title:	Executive Vice President

BANKUNITED, N.A.

	By:	/s/ Thomas Feifar, 5/6/2022
	Name:	Thomas Feifar, 5/6/2022
	Title:	Vice President, Authorized Signor

FIRST MIDWEST BANK

	By:	/s/ Anne-Christine Day
	Name:	Anne-Christine Day
	Title:	Assistant Vice President

BANK OF AMERICA, N.A.

	By:	/s/ Irina Froment
	Name:	Irina Froment
	Title:	Senior Vice President

ADAPTHEALTH LLC CONSENT AGREEMENT

LENDERS (CONTINUED):	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Karen M Dahlquist
	Name:	Karen M Dahlquist
	Title:	Duly Authorized Signature

FIRST HORIZON BANK

	By:	/s/ Sameer Gupta
	Name:	Sameer Gupta
	Title:	Managing Director

SYNOVUS BANK

	By:	/s/ Michael Sawicki
	Name:	Michael Sawicki
	Title:	Director

UBS AG, STAMFORD BRANCH

	By:	/s/ Dionne Robinson
	Name:	Dionne Robinson
	Title:	Associate Director

	By:	/s/ Anthony N Joseph
	Name:	Anthony N Joseph
	Title:	Associate Director

BANK OF THE WEST

	By:	/s/ Michael Weinert
	Name:	Michael Weinert
	Title:	Managing Director

ADAPTHEALTH LLC CONSENT AGREEMENT